




APPLE HOSPITALITY REIT

INVESTOR PRESENTATION

JUNE 2018 • NYSE: APLE




FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would," "outlook," "strategy," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE") to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; litigation risks; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission ("SEC"). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

Cover photos: Courtyard, Carolina Beach, NC; Hilton Garden Inn, Birmingham, AL; Home2 Suites, Atlanta, GA; Embassy Suites, Anchorage, AK; Courtyard, Virginia Beach, VA; Hampton Inn & Suites, Panama City Beach, FL



Hampton Inn & Suites and Home2 Suites, Huntsville, AL

COMPANY PROFILE

242
HOTELS

34
STATES

88
MARKETS

30,795
GUEST ROOMS

99%
SELECT-SERVICE

4 years
AVERAGE EFFECTIVE AGE

25%
TOTAL DEBT/
TOTAL CAPITALIZATION

$4.0 Billion
EQUITY MARKET CAP



Note: Hotel portfolio statistics as of May 7, 2018. Market categorization is based on STR designation. Average Effective Age calculated as of March 31, 2018 and represents years since hotels were built or last renovated. Total debt/total capitalization calculation based on total debt outstanding at March 31, 2018 divided by total debt outstanding at March 31, 2018 plus equity market capitalization (Equity Market Cap) based on the Company's closing share price of $17.57 and outstanding common shares on March 31, 2018.

EQUITY MARKET CAPITALIZATION ($ in billions)


Upscale/Select-Service Focus
Upper Upscale/Full-Service Focus
Upscale & Upper Upscale Combined
$13.8
$5.4
$4.0
$3.4
$3.4
$3.2
$2.4
$2.1
$2.1
$1.7
$1.4
$0.9
$0.7
$0.6
HST
PK
APLE
RLJ
SHO
LHO
PEB
XHR
DRH
CHSP
INN
CLDT
HT
AHT

Largest publicly traded select-service focused lodging REIT

Source: Quarterly filings and share prices as of March 31, 2018.

PROVEN INVESTMENT STRATEGY



Concentrate on upscale, rooms-focused product

Hilton

Marriott

Align with the best brands in that category



Pursue broad geographic diversification



Hire brand leading operators and maximize performance through benchmarking and asset management



Enhance portfolio through accretive acquisitions, opportunistic dispositions and strategic reinvestment

25%[1]

Debt/Capitalization

Maintain a strong, flexible balance sheet

(1) Total debt/total capitalization calculation based on total debt outstanding at March 31, 2018 divided by total debt outstanding at March 31, 2018 plus equity market capitalization based on the Company's closing share price of $17.57 and outstanding common shares on March 31, 2018.

APPLE HOSPITALITY REIT

WHY SELECT-SERVICE HOTELS?

99% of APLE's Hotels are Select-Service

Less:

- Rooms to fill
- Square footage to manage
- Staff
- Maintenance
- Complex

+

More:

- Consumer demand
- Easily renovated
- Lender/buyer appeal
- Consistency in operations
- Adaptable to change

=

Resulting Operating Margins 37.4%(1)


Hilton Garden Inn, Scottsdale, AZ


SpringHill Suites, Orlando, FL


SpringHill Suites, Burbank, CA


Hampton Inn & Suites, Rosemont, IL

(1) Apple Hospitality's average annual Hotel EBITDA margin for the five years ended December 31, 2017.

ADVANTAGES OF A SELECT-SERVICE REIT

as Compared to a Full-Service REIT



% of Revenue
80%
60%
40%
20%
0%
High 74.3%
Low 72.0%
73.0%
62.6%
High 62.8%
Low 62.1%
2.0%
2.1%
High 12.3%
Low 5.1%
8.7%
5.9%
High 6.6%
Low 4.9%
17.3%(3)
29.4%
Operating Expense
G&A Expense
Capex
Available Cash
HST(1)
APLE(2)

Note: Graph based on average operating results for five years ended December 31, 2017.
(1) HST has the largest equity market capitalization for a publicly traded REIT focused on the upper upscale/full-service sector ($13.8 billion at 3/31/2018).
(2) APLE has the largest equity market capitalization for a publicly traded REIT focused on the upscale/select-service sector ($4.0 billion at 3/31/2018).
(3) Includes ~1.0% for equity investments.

EFFICIENT HOTEL OPERATIONS


2017 Hotel EBITDA Margin and RevPAR Comparison
Upscale/Select-Service Focus
Upper Upscale/Full-Service Focus
Upscale & Upper Upscale Combined
40%
38%
37%
34%
34%
33%
33%
33%
32%
31%
31%
31%
28%
28%
$133
$104
$118
$207
$184
$123
$204
$136
$187
$184
$160
$175
$163
$180
CLDT
APLE(1)
INN
PEB
HT
AHT
LHO
RLJ
CHSP
DRH
XHR
SHO
PK
HST
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of December 31, 2017.
(1) Refer to appendix for reconciliation to net income.

CONCENTRATED BRAND OWNERSHIP


HOME2 SUITES BY HILTON
HOMEWOOD SUITES BY HILTON
EMBASSY SUITES by HILTON
Hilton Garden Inn
Hampton by HILTON
Hilton
51%
Marriott
49%
COURTYARD Marriott
FAIRFIELD INN & SUITES Marriott
MARRIOTT
RENAISSANCE HOTELS
Residence Inn Marriott
SPRINGHILL SUITES MARRIOTT
TOWNEPLACE SUITES MARRIOTT

With focus on Upscale Select-Service


Upscale
Upper Midscale
Upper Upscale

Apple Hospitality owns 3% of Hilton® and Marriott® Upscale and Upper Midscale rooms in the United States

One of the largest owners for both Hilton® and Marriott®

Note: Statistics are based on the number of guest rooms owned by Apple Hospitality as of March 31, 2018.

WHY MARRIOTT® AND HILTON®?

RevPAR Premiums
select-service brands outperform comparable hotels across North America

Global Distribution
nearly 12,000 hotels worldwide with locations in more than 100 countries and territories creates strong consumer awareness

Effective Brand Segmentation
wide array of hospitality choices with variety of brands that appeal to broad range of travelers

Strong Loyalty Programs
more than 180 million members combined account for more than 50% of North American room nights

Brand Channels Deliver Guests
estimated that approximately 70% of all North American bookings come directly from brand channels

Premier System Standards
drive consistent quality, award-winning service, innovative design, and modern amenities

Institutional Brands
foster strong resale market, financing flexibility, and investor confidence

Marriott

Hilton

Hilton HONORS

Marriott REWARDS.

Apple Hospitality's hotels benefit from industry leading brand affiliation

Source: Marriott and Hilton.

BENEFITS OF CONCENTRATED BRAND STRATEGY

Focus	Exclusive ownership of Hilton® & Marriott® branded hotels with concentration on efficient, rooms-focused properties
Expertise	Scale ownership within specific brands yields comparable hotel operating data to benchmark and drive performance
Influence	One of the largest owners of Hilton® & Marriott® upscale hotels with significant representation on brand advisory boards

BENEFITS OF SCALE OWNERSHIP

Largest Select-Service Focused Publicly Traded Lodging REIT



Unparalleled Access to Performance Data

Current ownership of 242 hotels and more than 400 historically provides unique ability to identify areas of opportunity and implement best practices

Unique variable fee management contracts based on balanced scorecard results



Economies of Scale

Volume purchasing discounts

Insurance risk diversification results in favorable pricing

Fixed cost efficiencies



Risk Diversification

Not dependent on concentrated number of markets

Broad base of demand generators

Smaller assets require fewer guests to maximize profitability



Influence

Representation on over 10 Marriott® & Hilton® advisory boards

Access to valuable data and experience to support brand initiatives

Scale ownership within management company portfolios

BROAD GEOGRAPHIC DIVERSIFICATION


3%
6%
4%
5%
3%
4%
4%
3%
3%

Adjusted Hotel EBITDA contribution by location type


Urban 24%
Airport 7%
Interstate 2%
Resort 5%
Small Metro 4%
Suburban 58%

Disciplined strategy of investing in urban, high-end suburban and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted markets represent largest markets in Apple Hospitality's portfolio, based on Comparable Hotels Adjusted Hotel EBITDA contribution for the trailing 12 months ended March 31, 2018. Comparable Hotels Adjusted Hotel EBITDA contribution by location type based on the trailing 12 months ended March 31, 2018. Market and location categorizations are based on STR designations.

APPLE HOSPITALITY REIT

MANAGEMENT COMPANIES

TOP 11 APPLE HOSPITALITY OPERATORS AS OF MARCH 31, 2018

Rank	Company Name	Total # of Properties(1)	% of Apple Hospitality Portfolio(2)	Apple Hospitality's % of Operator's Portfolio(2)
1	LBA	42	17%	60%
2	White Lodging	28	12%	31%
3	Dimension	24	10%	40%
4	McKibbon	19	8%	22%
5	Western	17	7%	46%
6	Marriott	14	6%	2%
7	Raymond	14	6%	39%
8	Newport	9	4%	24%
9	North Central	9	4%	31%
10	Vista Host	9	4%	26%
11	Crestline	9	4%	8%

100% of Apple Hospitality's portfolio operated by third-party property managers

93% independent of brand management(2)

23 operating companies provide a platform for comparative analytics and shared best practices

21% of operators' portfolios represented by Apple Hospitality on average, excluding brands(2)

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality.
(2) Calculated based on number of hotels managed by operator at March 31, 2018.

UNIQUE MANAGEMENT CONTRACT STRUCTURE

Apple Hospitality's Unique Structure

Better aligns owner and manager to maximize performance in all market environments

Variable Management Fee

2.5% - 3.5% of Revenues Based on Property's Balanced Scorecard Performance

Balanced Scorecard Metrics

- Gross operating profit vs budget
- STR market index targets
- Brand and TripAdvisor guest satisfaction scores
- Flow-through targets
- Forecast accuracy

Approximately 79% of our hotels operate under this structure
Contract terms average two years and are terminable upon sale

Industry Standard

Base Management Fee

Typically 3% of Revenues

+

Incentive Management Fee

% of Operating Profit if > a Fixed Rate of Return Based on Purchase Price

WELL-MAINTAINED PORTFOLIO

Leads to Traveler Satisfaction Outperformance

4.3 out of 5.00 weighted average TripAdvisor rating(1)

Quality Portfolio with Average Effective Age of 4 Years(2)


8-9 Years 9%
0-7 Years 91%

Years since built or last renovated

Upscale and Upper Midscale Reinvestment Statistics(3)	
Average Annual Spend as % of Revenue	5.6%
Average % of Hotels Renovated Annually	12.0%
Average % of Room Nights Out of Service for Renovations	< 1.0%
Cumulative Spend	$447 million

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

(1) The TripAdvisor rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through March 31, 2018.
(2) Statistics as of March 31, 2018. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 12 years.
(3) Statistics based on all Upscale and Upper Midscale hotels owned by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc. for the period owned. Statistics based on the period 2011 – 2018 (forecast).

FLEXIBLE BALANCE SHEET

Debt Composition(1)


Revolver
13%
Term Loan
49%
UNENCUMBERED
PORTFOLIO
210 Hotels
26,015 Keys
Property Debt
38%

Debt Maturity Schedule(1) ($ in millions)


Hotels: 1
Keys: 130
Rate 4.1%
Term loan
Rate: 3.2%(2)
Hotels: 16
Keys: 2,552
Rate: 4.1%
Term loan
Rate: 3.4%(2)
$16
Hotels: 2
Keys: 180
Rate: 4.8%
Revolver
Rate: 3.4%
$313
$425
Hotels: 3
Keys: 351
Rate 6.3%
Term loan
Rate: 2.5%(2)
Hotels: 9
Keys: 1,357
Rate 4.9%
$21
$171
$36
$50
$113
$185
2018
2019
2020
2021
2022
2023
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

(1) Based on outstanding balance as of March 31, 2018, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs. Excludes yearly amortization.
(2) Interest rate includes effect of interest rate swaps and LIBOR rate at March 31, 2018.

INDUSTRY FUNDAMENTALS

US Hotel Forecast
% Change vs. Prior Year

	2018			2019		
	STR	CBRE	PwC	STR	CBRE	PwC
Supply	2.0%	2.0%	2.0%	1.9%	1.9%	1.9%
Demand	2.3%	2.1%	2.4%	2.0%	2.1%	1.9%
RevPAR	2.7%	2.8%	3.0%	2.4%	2.6%	2.8%

STR Q1 2018 Supply and Demand
% Change vs. Prior Year



2.1
3.6
2.1
2.2
4.6
5.3
3.8
4.9
0.3
1.0
-0.2
0.8
Luxury
Upper Upscale
Upscale
Upper Midscale
Midscale
Economy
Supply % Change
Demand % Change

Source: STR March 2018; CBRE Hotels Hotel Horizons June – August 2018 Edition; PwC Hospitality Directions US May 2018

APPLE HOSPITALITY REIT

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except statistical data)

	Three Months Ended March 31,		
	2018	2017	% CHANGE
RevPAR	$100.23	$99.31	0.9%
Total Revenue	$299,499	$293,301	2.1%
Adjusted Hotel EBITDA	$107,500	$106,634	0.8%
Adjusted Hotel EBITDA Margin	35.9%	36.4%	(50 bps)

Note: Comparable Hotels is defined as the 241 hotels owned by the Company as of March 31, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Refer to appendix for reconciliation to net income.

CORPORATE GOVERNANCE

Aligns with Shareholders

- Audit, Compensation and Corporate Governance Committees are independent
- Regular executive sessions of independent directors
- De-staggered Board allows for annual elections of directors
- Required resignation of an incumbent director not receiving majority of votes cast in election
- 80% of executive target compensation is incentive based
- Required share ownership of:
    - 5 times base salary for CEO,
    - 3 times base salary for other executive officers, and
    - 2 times base cash compensation for directors
- Opted out of Virginia law requiring super majority vote for specified transactions

Board of Directors with Effective Experience

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
President & Chief Executive Officer, Apple Hospitality REIT

Glenn W. Bunting – Director
President, GB Corporation

Jon A. Fosheim – Director
Co-founder, Green Street Advisors

Bruce H. Matson – Director
Partner, LeClairRyan

Blythe J. McGarvie – Director
Founder and Former Chief Executive Officer, Leadership for International Finance

Daryl A. Nickel – Director
Former Executive Vice President Lodging Development, Marriott® International

L. Hugh Redd – Director
Former Senior Vice President & Chief Financial Officer, General Dynamics

INVESTMENT SUMMARY

Focused on Performance

- Management team with extensive transaction and operations experience
- Strong regional and national operators
- Analytical data-driven approach to drive property level results
- Scale to negotiate attractive national contracts

Structured to Reduce Risk

- Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs
- Focused on Upscale category where simple operations yield high margins
- Broad geographic diversification reduces portfolio volatility
- Well-maintained portfolio with average effective age of 4 years
- Low debt provides security through cycles

Opportunity for Growth

- Continued growth in U.S. economy
- Occupancy above prior peak in many markets
- Opportunity to grow rate and maximize bottom line performance
- Balance sheet strength enables management to pursue accretive transactions
- Enhance portfolio through accretive acquisitions and opportunistic dispositions

Management is focused on generating strong risk-adjusted returns over time

APLE TRADING

Total Return Performance May 18, 2015 to March 31, 2018


$150.00
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
5/18/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018
APLE
SNL U.S. REIT Hotel Index
S&P 500 Index

Total Return	
APLE	+ 16.8%
S&P 500 Index	+ 31.7%
SNL U.S. REIT Hotel Index	+ 2.9%

APLE Capital Markets	
Average Share Issue Price	$19.56
Average Share Buyback Price	$17.55
(excluding tender offer at time of listing)	

Note: Graph compares the cumulative total shareholder return of the Company's common shares to the cumulative total returns of the Standard and Poor's 500 Stock Index ("S&P 500 Index") and the SNL U.S. REIT Hotel Index for the period from May 18, 2015, the date of the Company's Listing, to March 31, 2018. The SNL U.S. REIT Hotel Index is comprised of publicly traded REITs which focus on investments in hotel properties. The graph assumes an initial investment of $100 in the Company's common shares and in each of the indices, and also assumes the reinvestment of dividends. Source: S&P Global Market Intelligence

APPENDIX


Hampton Inn & Suites
300

Hampton Inn & Suites, Oklahoma City, OK

COMPANY OVERVIEW

ENTITY	Apple Hospitality REIT, Inc.
EXCHANGE: TICKER	NYSE: APLE
DIVIDEND YIELD at 3/31/2018	6.8% yield, annual rate of $1.20 per share, paid monthly
AVERAGE TRADING VOLUME TTM 3/31/18	1.1 Million shares per day
EQUITY MARKET CAP at 3/31/2018	$4.0 Billion
NET DEBT at 3/31/2018	$1.3 Billion
TOTAL CAPITALIZATION at 3/31/2018	$5.3 Billion
REAL ESTATE PORTFOLIO at 5/7/2018	242 hotels, 30,795 rooms, exclusively Marriott® and Hilton® brands
GEOGRAPHIC DIVERSIFICATION at 5/7/2018	34 states, 88 markets
COMPARABLE HOTELS REVENUE TTM 3/31/18(1)	$1.3 Billion
COMPARABLE HOTELS ADJUSTED HOTEL EBITDA MARGIN TTM 3/31/18(1)	37.7%
2017 CAPEX	$69 Million
MANAGEMENT TEAM	More than 15 years average industry experience
EXECUTIVE TARGET COMPENSATION STRUCTURE	80% executive target compensation incentive based

(1) See following pages for reconciliation to actual revenue and net income.

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 15 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed over $750 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Merged 3 REITs and listed Company on NYSE
- Completed $1.3 billion Apple REIT Ten merger
- Representation on over 10 Marriott® & Hilton® advisory boards, numerous brand advisory committees and leadership role in American Hotel & Lodging Association

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned(1)	Current Hotel Ownership(2)
Hilton Garden Inn®	59	42
Courtyard by Marriott®	63	40
Hampton by Hilton®	55	39
Homewood Suites by Hilton®	62	34
Residence Inn by Marriott®	104	34
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Home2 Suites by Hilton®	8	8
Marriott® Hotels	7	2
Embassy Suites by Hilton®	2	2
Renaissance® Hotels	1	1
Hilton® Hotels & Resorts	1	-
Total	**429**	**242**

Hotels in the United States(3)	# of hotels	# of rooms
Total Hotels United States	56,132	5,293,672
Total Hotels Upscale and Upper Midscale	15,104	1,749,652
Hilton® (4)	3,703	430,739
Marriott® (includes Starwood)	3,607	431,902
Hyatt®	344	47,683
Apple Hospitality Ownership(5)	**241**	**30,585**

Apple Hospitality owns 3% of Hilton® and Marriott® Upscale and Upper Midscale rooms in the United States

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality as of May 7, 2018.
(3) Source: Lodging Econometrics as of March 31, 2018.
(4) Excludes Doubletree by Hilton® hotels and includes Embassy Suites by Hilton® hotels.
(5) Hotels owned by Apple Hospitality as of March 31, 2018.

PORTFOLIO ACTIVITY SINCE 2015 ($ in thousands)

ACQUISITIONS			
YEAR	NUMBER OF HOTELS	NUMBER OF GUEST ROOMS	GROSS PURCHASE PRICE
2015	7	1,051	$254,800
2016	57	7,337	1,320,000[1]
2017	6	784	161,800
1/1/18 – 5/7/18	3	473	107,300
TOTAL	**73**	**9,645**	**$1,843,900**

DISPOSITIONS			
YEAR	NUMBER OF HOTELS	NUMBER OF GUEST ROOMS	GROSS SALES PRICE
2015	19	1,883	$208,500
2016	1	226	9,900
2017	2	540	97,600
1/1/18 – 5/7/18	-	-	-
TOTAL	**22**	**2,649**	**$316,000**

UNDER CONTRACT FOR PURCHASE[2]			
LOCATION	NUMBER OF HOTELS	NUMBER OF GUEST ROOMS	GROSS CONTRACT PURCHASE PRICE
Home2 Suites by Hilton® Orlando, FL	1	128	$20,700
Hampton Inn & Suites by Hilton® Home2 Suites by Hilton® Cape Canaveral, FL	2	224	46,700[3]
TOTAL	**3**	**352**	**$67,400**

(1) Includes merger with Apple REIT Ten, which added 56 hotels with 7,209 guest rooms to the Company's portfolio. As consideration in the merger, the Company issued approximately 49 million common shares and paid approximately $94 million to the Apple REIT Ten shareholders, and assumed approximately $257 million of debt. Enterprise value of $1.3 billion reflects APLE's closing price on August 31, 2016 of $19.62 and merger consideration.

(2) These hotels are under construction. There are many additional conditions to closing that have not yet been satisfied and there can be no assurance that a closing on these hotels will occur under the outstanding purchase contracts.

(3) These two hotels comprise a dual-branded property at one location.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2018 (unaudited)	December 31, 2017
Assets		
Investment in real estate, net of accumulated depreciation of $775,894 and $731,284, respectively	$ 4,829,776	$ 4,793,159
Restricted cash-furniture, fixtures and other escrows	31,438	29,791
Due from third party managers, net	57,240	31,457
Other assets, net	54,917	47,931
Total Assets	$ 4,973,371	$ 4,902,338
Liabilities		
Revolving credit facility	$ 170,700	$ 106,900
Term loans	656,569	656,279
Mortgage debt	500,189	459,017
Accounts payable and other liabilities	89,439	109,057
Total Liabilities	1,416,897	1,331,253
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 230,339,578 and 229,961,548 shares, respectively	4,594,247	4,588,188
Accumulated other comprehensive income	16,070	9,778
Distributions greater than net income	(1,053,843)	(1,026,881)
Total Shareholders' Equity	3,556,474	3,571,085
Total Liabilities and Shareholders' Equity	$ 4,973,371	$ 4,902,338

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(Unaudited) (in thousands, except per share data)

	Three Months Ended March 31, 2018		Three Months Ended March 31, 2017	
Revenues:				
Room	$	274,836	$	269,393
Other		23,553		23,532
Total revenue		298,389		292,925
Expenses:				
Operating		75,954		75,154
Hotel administrative		25,102		24,836
Sales and marketing		25,332		24,109
Utilities		10,283		9,753
Repair and maintenance		12,453		11,916
Franchise fees		12,733		12,474
Management fees		10,472		10,212
Property taxes, insurance and other		17,229		16,927
Ground lease		2,850		2,816
General and administrative		6,877		6,754
Loss on impairment of depreciable real estate assets		-		7,875
Depreciation		44,840		43,767
Total expenses		244,125		246,593
Operating income		54,264		46,332
Interest and other expense, net		(11,919)		(11,717)
Income before income taxes		42,345		34,615
Income tax expense		(163)		(250)
Net income	$	42,182	$	34,365
Other comprehensive income:				
Interest rate derivatives		6,292		1,545
Comprehensive income	$	48,474	$	35,910
Basic and diluted net income per common share	$	0.18	$	0.15
Weighted average common shares outstanding - basic and diluted		230,515		223,047

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FROM JUNE 30, 2016 THROUGH MARCH 31, 2018

(Unaudited) (in thousands)

	Three Months Ended							
	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018
Net income (loss)	$ 54,718	$ 13,694	$ 41,554	$ 34,365	$ 87,606	$ 62,824	$ (2,303)	$ 42,182
Depreciation	33,824	37,343	43,512	43,767	43,893	44,110	44,729	44,840
Amortization of favorable and unfavorable leases, net	119	132	161	165	168	165	165	206
Interest and other expense, net	9,560	10,156	11,507	11,717	11,849	12,024	11,753	11,919
Income tax (benefit) expense	360	(7)	(185)	250	259	203	135	163
EBITDA	98,581	61,318	96,549	90,264	143,775	119,326	54,479	99,310
Transaction and litigation costs (reimbursements)	1,116	36,452	(2,872)	-	(2,586)	-	-	-
(Gain) Loss on sale of real estate	-	-	153	-	(16,140)	157	(312)	-
Loss on impairment of depreciable real estate assets	-	5,471	-	7,875	-	-	38,000	-
Non-cash straight-line ground lease expense	817	843	940	939	938	917	906	904
Adjusted EBITDA	$ 100,514	$ 104,084	$ 94,770	$ 99,078	$ 125,987	$ 120,400	$ 93,073	$ 100,214
General and administrative expense	5,060	2,623	4,521	6,754	6,151	5,350	8,086	6,877
Adjusted Hotel EBITDA	$ 105,574	$ 106,707	$ 99,291	$ 105,832	$ 132,138	$ 125,750	$ 101,159	$ 107,091

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO FFO AND MFFO
FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017
(Unaudited) (in thousands)

	Three Months Ended March 31,	
	2018	2017
Net income	$ 42,182	$ 34,365
Depreciation of real estate owned	44,610	43,537
Loss on impairment of depreciable real estate assets	-	7,875
Amortization of favorable and unfavorable leases, net	206	165
Funds from operations	86,998	85,942
Non-cash straight-line ground lease expense	904	939
Modified funds from operations	$ 87,902	$ 86,881

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	% Change
Room revenue	$ 275,904	$ 271,069	1.8%
Other revenue	23,595	22,232	6.1%
Total revenue	299,499	293,301	2.1%
Total operating expenses	191,999	186,667	2.9%
Adjusted Hotel EBITDA	$ 107,500	$ 106,634	0.8%
Adjusted Hotel EBITDA Margin %	35.9%	36.4%	(50 bps)
ADR (Comparable Hotels)	$ 134.43	$ 133.25	0.9%
Occupancy (Comparable Hotels)	74.6%	74.5%	0.1%
RevPAR (Comparable Hotels)	$ 100.23	$ 99.31	0.9%
ADR (Actual)	$ 134.32	$ 133.39	0.7%
Occupancy (Actual)	74.6%	74.4%	0.3%
RevPAR (Actual)	$ 100.18	$ 99.27	0.9%

Reconciliation to Actual Results

	2018	2017
Total Revenue (Actual)	$ 298,389	$ 292,925
Revenue from acquisitions prior to ownership	1,176	7,110
Revenue from dispositions	-	(6,687)
Lease revenue intangible amortization	(66)	(47)
Comparable Hotels Total Revenue	$ 299,499	$ 293,301
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 107,091	$ 105,832
AHEBITDA from acquisitions prior to ownership	409	2,509
AHEBITDA from dispositions	-	(1,707)
Comparable Hotels AHEBITDA	$ 107,500	$ 106,634

Note: Comparable Hotels is defined as the 241 hotels owned by the Company as of March 31, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income to non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018
Room revenue	$ 308,198	$ 304,166	$ 258,363	$ 271,069	$ 311,222	$ 310,330	$ 270,356	$ 275,904
Other revenue	24,030	23,196	23,073	22,232	24,982	22,483	23,339	23,595
Total revenue	332,228	327,362	281,436	293,301	336,204	332,813	293,695	299,499
Total operating expenses	193,766	198,697	181,563	186,667	201,195	202,155	190,904	191,999
Adjusted Hotel EBITDA	$ 138,462	$ 128,665	$ 99,873	$ 106,634	$ 135,009	$ 130,658	$ 102,791	$ 107,500
Adjusted Hotel EBITDA Margin %	41.7%	39.3%	35.5%	36.4%	40.2%	39.3%	35.0%	35.9%
ADR (Comparable Hotels)	$ 137.55	$ 136.00	$ 128.21	$ 133.25	$ 138.01	$ 138.02	$ 130.67	$ 134.43
Occupancy (Comparable Hotels)	81.8%	80.4%	72.4%	74.5%	81.6%	80.3%	73.5%	74.6%
RevPAR (Comparable Hotels)	$ 112.57	$ 109.31	$ 92.85	$ 99.31	$ 112.59	$ 110.89	$ 96.08	$ 100.23
ADR (Actual)	$ 138.16	$ 136.04	$ 127.81	$ 133.39	$ 137.56	$ 136.73	$ 130.30	$ 134.32
Occupancy (Actual)	82.2%	80.2%	72.4%	74.4%	81.5%	80.0%	73.5%	74.6%
RevPAR (Actual)	$ 113.59	$ 109.07	$ 92.52	$ 99.27	$ 112.10	$ 109.45	$ 95.76	$ 100.18
Reconciliation to Actual Results								
Total Revenue (Actual)	$ 257,636	$ 276,471	$ 282,431	$ 292,925	$ 331,704	$ 324,926	$ 289,067	$ 298,389
Revenue from acquisitions prior to ownership	84,637	59,867	7,294	7,110	9,091	10,955	4,826	1,176
Revenue from dispositions	(9,998)	(8,929)	(8,242)	(6,687)	(4,544)	(3,017)	(147)	-
Lease revenue intangible amortization	(47)	(47)	(47)	(47)	(47)	(51)	(51)	(66)
Comparable Hotels Total Revenue	$ 332,228	$ 327,362	$ 281,436	$ 293,301	$ 336,204	$ 332,813	$ 293,695	$ 299,499
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 105,574	$ 106,707	$ 99,291	$ 105,832	$ 132,138	$ 125,750	$ 101,159	$ 107,091
AHEBITDA from acquisitions prior to ownership	35,883	24,251	2,748	2,509	4,150	5,564	1,670	409
AHEBITDA from dispositions	(2,995)	(2,293)	(2,166)	(1,707)	(1,279)	(656)	(38)	-
Comparable Hotels AHEBITDA	$ 138,462	$ 128,665	$ 99,873	$ 106,634	$ 135,009	$ 130,658	$ 102,791	$ 107,500

Note: Comparable Hotels is defined as the 241 hotels owned by the Company as of March 31, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income (loss) to non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
SAME STORE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended March 31, 2018		Three Months Ended March 31, 2017		% Change
Room revenue	$	266,824	$	263,961	1.1%
Other revenue		22,551		21,563	4.6%
Total revenue		289,375		285,524	1.3%
Total operating expenses		185,563		181,548	2.2%
Adjusted Hotel EBITDA	$	103,812	$	103,976	(0.2%)
Adjusted Hotel EBITDA Margin %		35.9%		36.4%	(50 bps)
ADR (Same Store Hotels)	$	134.26	$	132.98	1.0%
Occupancy (Same Store Hotels)		74.8%		74.7%	0.1%
RevPAR (Same Store Hotels)	$	100.37	$	99.31	1.1%
ADR (Actual)	$	134.32	$	133.39	0.7%
Occupancy (Actual)		74.6%		74.4%	0.3%
RevPAR (Actual)	$	100.18	$	99.27	0.9%

Reconciliation to Actual Results

	2018		2017	
Total Revenue (Actual)	$	298,389	$	292,925
Revenue from acquisitions		(8,948)		(667)
Revenue from dispositions		-		(6,687)
Lease revenue intangible amortization		(66)		(47)
Same Store Hotels Total Revenue	$	289,375	$	285,524
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$	107,091	$	105,832
AHEBITDA from acquisitions		(3,279)		(149)
AHEBITDA from dispositions		-		(1,707)
Same Store Hotels AHEBITDA	$	103,812	$	103,976

Note: Same Store Hotels is defined as the 233 hotels owned by the Company as of January 1, 2017 and during the entirety of the periods being compared. This information has not been audited. Reconciliation of net income to non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT, INC.
SAME STORE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended				
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018
Room revenue	$ 263,961	$ 301,663	$ 298,865	$ 260,906	$ 266,824
Other revenue	21,563	24,208	21,650	22,322	22,551
Total revenue	285,524	325,871	320,515	283,228	289,375
Total operating expenses	181,548	195,499	195,845	184,107	185,563
Adjusted Hotel EBITDA	$ 103,976	$ 130,372	$ 124,670	$ 99,121	$ 103,812
Adjusted Hotel EBITDA Margin %	36.4%	40.0%	38.9%	35.0%	35.9%
ADR (Same Store Hotels)	$ 132.98	$ 137.36	$ 136.82	$ 130.20	$ 134.26
Occupancy (Same Store Hotels)	74.7%	81.7%	80.4%	73.7%	74.8%
RevPAR (Same Store Hotels)	$ 99.31	$ 112.23	$ 109.98	$ 96.01	$ 100.37
ADR (Actual)	$ 133.39	$ 137.56	$ 136.73	$ 130.30	$ 134.32
Occupancy (Actual)	74.4%	81.5%	80.0%	73.5%	74.6%
RevPAR (Actual)	$ 99.27	$ 112.10	$ 109.45	$ 95.76	$ 100.18
Reconciliation to Actual Results					
Total Revenue (Actual)	$ 292,925	$ 331,704	$ 324,926	$ 289,067	$ 298,389
Revenue from acquisitions	(667)	(1,242)	(1,343)	(5,641)	(8,948)
Revenue from dispositions	(6,687)	(4,544)	(3,017)	(147)	-
Lease revenue intangible amortization	(47)	(47)	(51)	(51)	(66)
Same Store Hotels Total Revenue	$ 285,524	$ 325,871	$ 320,515	$ 283,228	$ 289,375
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 105,832	$ 132,138	$ 125,750	$ 101,159	$ 107,091
AHEBITDA from acquisitions	(149)	(487)	(424)	(2,000)	(3,279)
AHEBITDA from dispositions	(1,707)	(1,279)	(656)	(38)	-
Same Store Hotels AHEBITDA	$ 103,976	$ 130,372	$ 124,670	$ 99,121	$ 103,812

Note: Same Store Hotels is defined as the 233 hotels owned by the Company as of January 1, 2017 and during the entirety of the periods being compared. This information has not been audited. Reconciliation of net income (loss) to non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS TOP 20 MARKETS
THREE MONTHS ENDED MARCH 31 (Unaudited)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018
Top 20 Markets											
Phoenix, AZ	8	84.5%	81.9%	3.1%	$163.54	$162.10	0.9%	$138.14	$132.79	4.0%	6.4%
Los Angeles/Long Beach, CA	8	89.1%	87.5%	1.8%	$165.73	$160.59	3.2%	$147.63	$140.58	5.0%	6.4%
San Diego, CA	7	79.9%	80.3%	(0.4)%	$146.71	$149.53	(1.9)%	$117.23	$120.00	(2.3)%	5.1%
Anaheim/Santa Ana, CA	6	84.1%	85.2%	(1.3)%	$147.05	$147.66	(0.4)%	$123.66	$125.77	(1.7)%	4.2%
Nashville, TN	5	82.0%	74.0%	10.7%	$159.11	$162.33	(2.0)%	$130.44	$120.17	8.5%	3.5%
Dallas, TX	9	72.0%	75.5%	(4.6)%	$124.93	$121.91	2.5%	$89.99	$92.07	(2.3)%	3.5%
Fort Lauderdale, FL	3	93.5%	89.2%	4.8%	$191.24	$180.67	5.9%	$178.90	$161.22	11.0%	3.4%
Richmond/Petersburg, VA	4	76.1%	73.0%	4.3%	$152.23	$149.93	1.5%	$115.79	$109.38	5.9%	3.4%
Miami/Hialeah, FL	3	94.8%	88.2%	7.4%	$184.94	$177.14	4.4%	$175.34	$156.31	12.2%	3.1%
Austin, TX	7	75.4%	77.0%	(2.1)%	$131.38	$132.88	(1.1)%	$99.01	$102.32	(3.2)%	2.8%
Seattle, WA	3	80.3%	75.2%	6.8%	$161.45	$169.63	(4.8)%	$129.67	$127.52	1.7%	2.3%
Houston, TX	6	69.4%	66.8%	4.0%	$126.32	$124.93	1.1%	$87.71	$83.41	5.2%	2.2%
Fort Worth/Arlington, TX	5	75.5%	72.4%	4.3%	$135.01	$129.06	4.6%	$101.88	$93.38	9.1%	2.2%
Chicago, IL	8	64.8%	62.9%	3.0%	$116.31	$114.91	1.2%	$75.42	$72.32	4.3%	2.1%
Orlando, FL	3	87.9%	88.5%	(0.6)%	$138.30	$133.16	3.9%	$121.60	$117.82	3.2%	2.0%
Tucson, AZ	3	87.7%	88.2%	(0.5)%	$127.78	$120.68	5.9%	$112.11	$106.43	5.3%	1.7%
Oklahoma City, OK	4	72.7%	76.1%	(4.5)%	$132.64	$133.68	(0.8)%	$96.47	$101.78	(5.2)%	1.7%
Alabama South	6	72.8%	73.6%	(1.1)%	$110.47	$109.99	0.4%	$80.44	$80.96	(0.7)%	1.5%
Idaho	2	71.1%	77.2%	(7.9)%	$127.86	$125.42	1.9%	$90.96	$96.84	(6.1)%	1.4%
Denver, CO	3	69.3%	73.2%	(5.4)%	$136.08	$140.39	(3.1)%	$94.25	$102.81	(8.3)%	1.4%
Top 20 Markets	**103**	**78.2%**	**77.4%**	**1.0%**	**$144.10**	**$142.29**	**1.3%**	**$112.62**	**$110.09**	**2.3%**	**60.3%**
All Other Markets	**138**	**71.3%**	**71.9%**	**(0.9)%**	**$124.83**	**$124.37**	**0.4%**	**$89.03**	**$89.46**	**(0.5)%**	**39.7%**
Total Portfolio	**241**	**74.6%**	**74.5%**	**0.1%**	**$134.43**	**$133.25**	**0.9%**	**$100.23**	**$99.31**	**0.9%**	**100.0%**

Note: Comparable Hotels is defined as the 241 hotels owned by the Company as of March 31, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION
THREE MONTHS ENDED MARCH 31 (Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018
STR Region											
East North Central	15	65.8%	64.8%	1.5%	$118.35	$118.21	0.1%	$77.89	$76.62	1.7%	4.2%
East South Central	30	74.2%	73.9%	0.4%	$126.05	$126.27	(0.2)%	$93.52	$93.29	0.2%	9.8%
Middle Atlantic	12	70.9%	69.7%	1.6%	$141.87	$142.24	(0.3)%	$100.52	$99.21	1.3%	1.4%
Mountain	20	78.3%	79.8%	(1.9)%	$141.64	$139.91	1.2%	$110.84	$111.66	(0.7)%	12.3%
New England	5	62.3%	61.0%	2.2%	$124.10	$126.09	(1.6)%	$77.35	$76.93	0.6%	1.2%
Pacific	33	82.6%	81.8%	1.0%	$154.47	$153.85	0.4%	$127.58	$125.80	1.4%	22.1%
South Atlantic	63	77.1%	76.3%	1.1%	$135.04	$132.18	2.2%	$104.07	$100.79	3.2%	28.3%
West North Central	17	65.5%	69.6%	(5.9)%	$116.15	$117.07	(0.8)%	$76.08	$81.48	(6.6)%	3.7%
West South Central	46	72.2%	72.5%	(0.4)%	$126.29	$124.82	1.2%	$91.14	$90.45	0.8%	17.0%
Total Portfolio	**241**	**74.6%**	**74.5%**	**0.1%**	**$134.43**	**$133.25**	**0.9%**	**$100.23**	**$99.31**	**0.9%**	**100.0%**

Note: Comparable Hotels is defined as the 241 hotels owned by the Company as of March 31, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region categorization is based on STR designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE
THREE MONTHS ENDED MARCH 31 (Unaudited)

Chain Scale/Brand	# of Hotels	Occupancy Q1 2018	Occupancy Q1 2017	Occupancy % Change	ADR Q1 2018	ADR Q1 2017	ADR % Change	RevPAR Q1 2018	RevPAR Q1 2017	RevPAR % Change	% of Adjusted Hotel EBITDA Q1 2018
Upscale											
Courtyard	40	70.7%	70.6%	0.2%	$135.36	$135.73	(0.3)%	$95.73	$95.80	(0.1)%	18.1%
Hilton Garden Inn	42	72.3%	72.2%	0.2%	$133.32	$132.84	0.4%	$96.43	$95.92	0.5%	18.3%
Homewood Suites	34	80.2%	79.3%	1.2%	$143.77	$140.19	2.6%	$115.34	$111.18	3.7%	14.8%
Residence Inn	34	78.0%	77.8%	0.3%	$142.36	$141.43	0.7%	$111.06	$109.99	1.0%	16.3%
SpringHill Suites	17	72.4%	74.2%	(2.4)%	$120.64	$118.88	1.5%	$87.32	$88.15	(0.9)%	6.1%
Upscale Total	**167**	**74.4%**	**74.3%**	**0.1%**	**$136.32**	**$135.18**	**0.8%**	**$101.43**	**$100.48**	**0.9%**	**73.6%**
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	77.5%	79.0%	(1.9)%	$120.79	$121.45	(0.6)%	$93.63	$96.01	(2.5)%	3.9%
Hampton Inn/Hampton Inn & Suites	38	72.8%	73.7%	(1.2)%	$133.20	$130.86	1.8%	$96.95	$96.38	0.6%	14.3%
Home2 Suites	8	77.8%	76.1%	2.2%	$122.04	$120.74	1.1%	$94.95	$91.92	3.3%	3.1%
TownePlace Suites	12	76.3%	74.5%	2.5%	$103.02	$103.45	(0.4)%	$78.64	$77.05	2.1%	3.2%
Upper Midscale Total	**69**	**74.6%**	**74.9%**	**(0.4)%**	**$125.26**	**$124.12**	**0.9%**	**$93.48**	**$92.97**	**0.5%**	**24.5%**
Upper Upscale											
Embassy Suites	2	84.3%	83.8%	0.6%	$171.92	$162.40	5.9%	$144.93	$136.10	6.5%	1.4%
Marriott	2	69.2%	67.6%	2.3%	$148.49	$151.34	(1.9)%	$102.77	$102.37	0.4%	2.2%
Renaissance	1	89.1%	86.6%	2.9%	$185.27	$184.12	0.6%	$165.05	$159.45	3.5%	(1.7)%
Upper Upscale Total	**5**	**77.0%**	**75.6%**	**1.9%**	**$163.29**	**$161.52**	**1.1%**	**$125.72**	**$122.04**	**3.0%**	**1.9%**
Total Portfolio	**241**	**74.6%**	**74.5%**	**0.1%**	**$134.43**	**$133.25**	**0.9%**	**$100.23**	**$99.31**	**0.9%**	**100.0%**

Note: Comparable Hotels is defined as the 241 hotels owned by the Company as of March 31, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Chain scale categorization is based on STR designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY LOCATION
THREE MONTHS ENDED MARCH 31 (Unaudited)

Location	# of Hotels	Occupancy Q1 2018	Occupancy Q1 2017	Occupancy % Change	ADR Q1 2018	ADR Q1 2017	ADR % Change	RevPAR Q1 2018	RevPAR Q1 2017	RevPAR % Change	% of Adjusted Hotel EBITDA Q1 2018
STR Location											
Airport	16	81.2%	80.4%	1.0%	$139.91	$135.95	2.9%	$113.61	$109.32	3.9%	7.9%
Interstate	8	62.6%	66.8%	(6.2)%	$104.77	$109.36	(4.2)%	$65.61	$73.01	(10.1)%	1.6%
Resort	9	78.7%	78.4%	0.5%	$154.13	$145.84	5.7%	$121.35	$114.28	6.2%	5.8%
Small Metro/Town	19	72.7%	72.2%	0.7%	$121.41	$122.84	(1.2)%	$88.24	$88.66	(0.5)%	6.1%
Suburban	148	74.6%	74.2%	0.5%	$130.96	$129.12	1.4%	$97.65	$95.84	1.9%	58.0%
Urban	41	74.0%	74.7%	(0.9)%	$145.99	$148.25	(1.5)%	$108.05	$110.69	(2.4)%	20.6%
Total Portfolio	**241**	**74.6%**	**74.5%**	**0.1%**	**$134.43**	**$133.25**	**0.9%**	**$100.23**	**$99.31**	**0.9%**	**100.0%**

Note: Comparable Hotels is defined as the 241 hotels owned by the Company as of March 31, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Location categorization is based on STR designation.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations, or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction and litigation costs (reimbursements), gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets as these items do not represent ongoing operations, and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company's hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance, and is used by management to measure the performance of the Company's hotels and effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("Nareit"), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton by Hilton®," "Hampton Inn by Hilton®," "Hampton Inn & Suites by Hilton®," "Hilton Garden Inn®," "Hilton® Hotels & Resorts," Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com